Exhibit 10

EQUITY LINE FINANCING AGREEMENT

     EQUITY LINE FINANCING AGREEMENT (this "Agreement"), dated as of March 28, 2011 (“Effective Date”), between CYBERMESH INTERNATIONAL CORPORATION, a Nevada corporation (the "Company"), and Da He LLC, a Florida LLC (The "Investor").

W I T N E S S E T H:

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor from time to time as provided herein, and the Investor shall purchase from the Company, up to 20,000,000 shares of Common Stock for an aggregate purchase price up to $1,000,000 on a private placement basis pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933; and

     NOW THEREFORE, in consideration of the premises, representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

     SECTION 1.01.  CERTAIN DEFINITIONS. For purposes of this Agreement, capitalized terms used herein and not otherwise defined shall have the following respective meanings:

          "Affiliate" of a Person means another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first- mentioned Person. The term "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

          "Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of corporate stock, including each class of common stock and preferred stock, of such Person.

          "Commission" means the United States Securities and Exchange Commission.

          "Commitment Period" shall mean the period commencing on the Effective Date and expiring on the earliest to occur of (x) the date on which the Investor shall have purchased Draw Down Shares pursuant to this Agreement for an aggregate Purchase Price of $1,000,000, (y) the date this Agreement is terminated pursuant to Article VII, or (z) the date occurring one year from the date hereof.

          "Common Stock" shall mean the Company's Common Stock, $0.001 par value per share.

          "Common Shares" shall mean shares of the Company's Common Stock issued or issuable pursuant to this Agreement.

          "Draw Down" shall mean each occasion the Company elects to exercise its right to deliver a Draw Down Notice requiring the Investor to purchase the Common Shares as specified in such Draw Down Notice, subject to the terms and conditions of this Agreement.

          "Draw Down Date" shall mean any day during the Commitment Period that a Draw Down Notice to sell Common Stock to the Investor is deemed delivered pursuant to Section 2.03(b) hereof.

          "Draw Down Notice" shall mean a written notice to the Company delivered in accordance with this Agreement in the form attached hereto as Exhibit A setting forth the Investment Amount that the Company shall sell to the Investor pursuant to such Draw Down.

          "Draw Down Shares" shall mean all shares of Common Stock issued or issuable pursuant to a Draw Down that has occurred or may occur in accordance with the terms and conditions of this Agreement.

          "Exchange Act" means the Securities Exchange Act of 1934.

          "Governmental Authority" means any federal or state government or political subdivision thereof and any agency or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Investment Amount" shall mean the aggregate dollar amount (within the range specified in Section 2.03) of any Draw Down Shares to be purchased by the Investor with respect to any Draw Down effected by the Investor in accordance with Section 2.03 hereof.

          "Material Adverse Effect" has the meaning set forth in Section 3.01.

          "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind.

          "Purchase Price" means $0.05 per share of Common Stock.

          "SEC Reports" means the Company's Annual Report on Form 10-K for the year ended May 31, 2010 and the Company's Quarterly Reports on Form 10-Q for the quarters ended August 31, 2010 and November 30, 2010.

          "Securities Act" means the Securities Act of 1933.

ARTICLE II

SALE AND PURCHASE OF COMMON STOCK

     SECTION 2.01.  INVESTMENTS.

         (a) Purchase and Sale of Common Stock. Subject to the terms and conditions of this Agreement, the Investor, at its sole and exclusive option, may purchase from Company, and the Company shall issue and sell to Investor, shares of the Company's Common Stock equal to the dollar amount requested in such Draw Down multiplied by the Purchase Price, based on such number of Draw Downs as the Investor, in its sole discretion, shall choose to deliver during the Commitment Period until the aggregate Investment Amount with respect to Common Shares purchased under this Agreement equals $1,000,000 or this Agreement is otherwise terminated.

          (b) Draw Downs. Upon the terms and subject to the conditions set forth herein, on any day during the Commitment Period, the Investor may exercise a Draw Down by the delivery of a Draw Down Notice to the Company.

          (c) Limitation on Issuance of Common Shares. The Company shall not issue or sell Common Shares to the Investor under this Agreement to the extent such issuance would result in Investor owning in excess of 4.99% of the Company’s total number of shares of Common Stock outstanding at the time of such issuance. The foregoing limitation may be waived, amended or modified by Investor.

          (d) Share Certificates. Within ten (10) business days of a Draw Down Date, the Company shall issue a stock certificate to Investor, or its assigns, for the number of shares of Common Shares purchased in such Draw Down.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     As a material inducement to the Investor to enter into this Agreement, the Company hereby represents and warrants to the Investor that on and as of the date hereof:

     SECTION 3.01.  ORGANIZATION AND STANDING. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority necessary for it to own its properties and assets and to carry on its business as it is now being conducted (and, to the extent described therein, as described in the SEC Reports). The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of its businesses makes such qualification necessary, except where the failure to so qualify or be in good standing would not have a material adverse effect on the business, assets, operations, properties, condition (financial or otherwise) or prospects of the Company, or any adverse effect on the Company's ability to consummate the transactions contemplated by, or to execute, deliver and perform its obligations under, the Agreement (a "Material Adverse Effect").

     SECTION 3.02.  SECURITIES OF THE COMPANY. The authorized Capital Stock of the Company consists of 200,000,000 shares of Common Stock; as of March 22, 2011, approximately 21,000,000 shares of Common Stock were outstanding. Except as set forth in the SEC Reports, the Company has no other authorized, issued or outstanding equity securities or securities containing any equity features, or any other securities convertible into, exchangeable for or entitling any person to otherwise acquire any other securities of the Company containing any equity features. The Company has no stock option, incentive or similar plan. All of the outstanding shares of Capital Stock of the Company have been duly and validly authorized and issued, and are fully paid and nonassessable. The Common Shares have been duly and validly authorized and have been duly reserved, and will remain available for issuance, pursuant to this Agreement. When issued against payment therefor as provided in this Agreement, the Common Shares will be validly issued, fully paid and nonassessable, free and clear of all preemptive rights, claims, liens, charges, encumbrances and security interests of any nature whatsoever. Except as set forth in this Section 3.02 or the SEC Reports, there are no outstanding options, warrants, conversion rights, subscription rights, preemptive rights, rights of first refusal or other rights or agreements of any nature outstanding to subscribe for or to purchase any shares of Common Stock of the Company or any other securities of the Company of any kind binding on the Company. The issuance of the Common Shares pursuant to this Agreement is not subject to any preemptive rights, rights of first refusal or other similar limitation. Except as otherwise required by law, there are no restrictions upon the voting or transfer of any shares of the Company's Common Stock pursuant to the Company's Articles of Incorporation or bylaws. Except as provided herein, there are no agreements or other obligations (contingent or otherwise) that may require the Company to repurchase or otherwise acquire any shares of its Common Stock.

     SECTION 3.03.  AUTHORIZATION; ENFORCEABILITY. The Company has the corporate power and authority to execute, deliver and perform the terms and provisions of the Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance by it of, and the consummation of the transactions contemplated by, the Agreement. No other corporate proceeding on the part of the Company is necessary, and no consent of any shareholder of the Company is required, for the valid execution and delivery by the Company of the Agreement, and the performance and consummation by the Company of the transactions contemplated by the Agreement to be performed by the Company. The Company has duly executed and delivered, or concurrently herewith is executing and delivering the Agreement. Assuming the due execution of this Agreement by the Investor, this Agreement constitutes the valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

     SECTION 3.04.  NO VIOLATION; CONSENTS.

     (a) The execution, delivery and performance by the Company of the Agreement and the consummation of the transactions contemplated thereby to be performed by the Company do not and will not (i) contravene the applicable provisions of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or Governmental Authority to or by which the Company or any of its respective property or assets is bound, (ii) violate, result in a breach of or constitute (with due notice or lapse of time or both) a default or give rise to an event of acceleration under any contract, lease, loan or credit agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or to which any of its respective properties or assets is subject, nor result in the creation or imposition of any lien, security interest, charge or encumbrance of any kind upon any of the properties, assets or Capital Stock of the Company, or (iii) violate any provision of the organizational and other governing documents of the Company.

     (b) No consent, approval, authorization or order of, or filing or registration with, any court or Governmental Authority or other Person is required to be obtained or made by the Company for the execution, delivery and performance of the Agreement or the consummation of any of the transactions contemplated thereby.

     SECTION 3.05.  SECURITIES ACT REPRESENTATIONS. The Company may offer or sell shares of its Common Stock in this offering to other Persons other than to the Investor. Assuming the accuracy of the Investor's representations pursuant to Section 4.02 hereof, the sale of the Common Shares hereunder will be exempt from the registration requirements of the Securities Act. Neither the Company, nor any of its Affiliates, or, to its knowledge, any Person acting on its or their behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Common Shares hereunder. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security other than pursuant to this Agreement under circumstances that would require registration under the Securities Act of the Common Shares to be issued under this Agreement. The Company has not provided the Investor with any material non-public information that, according to applicable law, rule or regulation, should have been disclosed publicly by the Company prior to engaging in the transactions contemplated by the Agreement but that has not been so disclosed.

    SECTION 3.06.  NO DEFAULT. The Company is not, and immediately after the consummation of the transactions contemplated hereby to be performed by the Company will not be, in default of (whether upon the passage of time, the giving of notice or both) its organizational and other governing documents, or any provision of any security issued by the Company, or of any agreement, instrument or other undertaking to which the Company is a party or by which it or any of its property or assets is bound, or the applicable provisions of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or Governmental Authority to or by which the Company or any of its property or assets is bound, which default or violation, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     SECTION 3.07.  NO BROKERS. No broker, finder, agent or similar intermediary is entitled to any broker's, finder's, placement or similar fee or other commission in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Company.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR

     The Investor hereby acknowledges, represents, warrants and covenants, to the Company as follows:

     SECTION 4.01.  AUTHORIZATION; ENFORCEABILITY; NO VIOLATIONS.

     (a) The Investor is duly organized, validly existing and in good standing under the laws of its jurisdiction, has all requisite power and authority to execute, deliver and perform the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and to consummate the transactions contemplated hereby and thereby to be performed by it.

     (b) The execution, delivery and performance by the Investor of this Agreement and the consummation by the Investor of the transactions contemplated hereby and thereby to be performed by it do not and will not violate any provision of (i) the Investor's organizational documents or (ii) any law, statute, rule, regulation, order, writ, injunction, judgment or decree to which the Investor is subject. The Agreement constitutes the legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

     SECTION 4.02.  SECURITIES ACT REPRESENTATIONS; LEGENDS.

     (a) The Investor understands that: (i) the offering and sale of the Common Shares to be issued and sold hereunder is intended to be exempt from the registration requirements of the Securities Act; and (ii) the initial offer and sale of the Common Shares issuable hereunder has not been registered under the Securities Act or any other applicable securities laws and such securities may be resold only if registered under the Securities Act and any other applicable securities laws or if an exemption from such registration requirements is available.

     (b) The Investor represents that the Common Shares to be acquired by the Investor pursuant to this Agreement are being acquired for its own account and not with a view to, or for sale in connection with, any distribution thereof or (other than the resale of such Common Shares pursuant to an effective registration statement) in violation of the Securities Act or any other securities laws that may be applicable.

     (c) The Investor represents that the Investor is not an affiliate (as such term is defined in the Securities Act) of the Company.

     (d) The Investor represents that the Investor (i) is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act, (ii) has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Common Stock and is capable of bearing the economic risks of such investment, including a complete loss of its investment in the Common Shares; (ii) believes that its investment in the Common Shares is suitable for it based upon its objectives and financial needs, and the Investor has adequate means for providing for its current financial needs and business contingencies and has no present need for liquidity of investment with respect to the Common Shares; (iii) has no present plan, intention or understanding and has made no arrangement to sell the Common Shares at any predetermined time or for any predetermined price; (iv) has not purchased, sold or entered into any put option, short position or similar arrangement with respect to the Common Shares, and will not, for the term of this Agreement purchase, sell or enter into any such put option, short position or similar arrangement in any manner that violates the provisions of the Securities Act or the Exchange Act.

     (e) The Investor acknowledges that no oral or written statements or representations have been made to the Investor by or on behalf of the Company in connection with the offering and sale of the Common Shares hereunder other than those set forth in the SEC Reports, or as set forth herein or in the other Agreement, and the Investor represents that it is not subscribing for the Common Shares as a result of, or in response to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting.

     (f) The Investor acknowledges that the Securities Act restricts the transferability of securities, such as the Common Shares, issued in reliance upon the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereunder, and the transfer of such Common Shares is restricted.

     (g) The Investor has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Common Shares which have been requested by the Investor. The Investor has been afforded the opportunity to ask questions of the Company. The Investor understands that its investment in the Common Shares involves a significant degree of risk.

     (h) The Investor acknowledges that the Company is a “shell company” as defined by SEC Rule 12b-2.

     SECTION 4.03.  NO BROKERS. No broker, finder, agent or similar intermediary is entitled to any broker's, finder's, placement or similar fee or other commission in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Investor.

ARTICLE V

COVENANTS

     SECTION 5.01.  EXEMPTION FROM REGISTRATION; LIMITATION ON ISSUANCE OF SECURITIES.

     The Company will not make any offer to sell, solicit any offer to buy, agree to sell or sell any security or right to acquire any security, except at such time and in such manner so as not to cause the loss of any of the exemptions for the offer and sale of the Common Shares from the registration requirements under the Securities Act or under the securities or "blue sky" laws of any jurisdiction in which such offer, sale or issuance is made.

     SECTION 5.02.  TRANSFER RESTRICTIONS. The Investor acknowledges that any proposed offer, sale, pledge or other transfer of Common Shares prior to the date that is one (1) years from the date of issuance (or such other date as may be required pursuant to Rule 144 under the Securities Act (or similar successor provision) as in effect from time to time), in the absence of registration under the Securities Act, is limited. Accordingly, prior to such passage of time or such registration, the Common Shares may be offered, sold, pledged or otherwise transferred only (i) to the Company, (ii) in an offshore transaction in accordance with Rule 904 under the Securities Act, (iii) pursuant to any other exemption from registration provided by the Securities Act, (iv) pursuant to Rule 144 under the Securities Act or (v) pursuant to an effective registration statement under the Securities Act; in the case of any transfer pursuant to clause (ii), (iii) or (iv), the Company shall be entitled to receive an opinion of the selling Investor's counsel, in form and substance reasonably satisfactory to the Company, to the effect that registration is not required in connection with such disposition.

     SECTION 5.03.  RESERVATION OF COMMON STOCK. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued shares of Common Stock or its issued shares of Common Stock held in its treasury, or both, sufficient shares of Common Stock to provide for the issuance of the Common Shares hereunder.

     SECTION 5.04.  ISSUANCE OF DRAW DOWN SHARES. The sale and issuance of the Draw Down Shares shall be made in accordance with the provisions and requirements of Section 4(2) of the Securities Act and any applicable state law.

ARTICLE VI

CONDITIONS TO DELIVERY OF DRAW DOWN NOTICES AND CONDITIONS TO SETTLEMENT

     SECTION 6.01.  CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO ISSUE AND SELL COMMON STOCK. The obligation hereunder of the Company to issue and sell the Draw Down Shares to the Investor is subject to the satisfaction of each of the conditions set forth below.

     (a) Accuracy of the Investor's Representation and Warranties. The representations and warranties of the Investor shall be true and correct in all material respects as of the date when made and as of the date of each such Draw Down Date as though made at each such time (except for representations and warranties specifically made as of a particular date which shall be true and correct in all material respects as of the date when made).

     (b) Performance by the Investor. The Investor shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to Draw Down Date.

ARTICLE VII

TERMINATION

     SECTION 7.01.  TERM; TERMINATION BY MUTUAL CONSENT. Subject to the provisions of Section 7.02, the term of this Agreement shall run until the end of the Commitment Period; provided that the right of the Investor to effect any Draw Downs under this Agreement may be terminated at any time by mutual consent of the parties.

     SECTION 7.02.  TERMINATION BY THE COMPANY. The Company may terminate the right of the Investor to effect any Draw Downs under this Agreement upon seven (7) day’s notice if any of the following events (each, an "Event of Default") shall occur:

     (a) The Investor fails to fulfill its obligations pursuant to this Agreement (or makes any announcement, statement or threat that it does not intend to honor the obligations described in this paragraph), and any such failure shall continue uncured (or any announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for five (5) days after the Investor shall have been notified thereof in writing by the Company; or

     (b) The Investor breaches any material representation, warranty or covenant contained in this Agreement.

ARTICLE VIII

NON-DISCLOSURE OF MATERIAL NON-PUBLIC INFORMATION

     SECTION 8.01.  NON-DISCLOSURE OF MATERIAL NON-PUBLIC INFORMATION.

     (a) The Company covenants and agrees that it shall refrain from disclosing, and shall cause its officers, directors, employees and agents to refrain from disclosing, any material non-public information to the Investor, unless prior to disclosure of such information the Company identifies such information as being material non-public information and provides the Investor and its advisors and representatives with the opportunity to accept or refuse to accept such material non-public information for review.

     (b) The Company acknowledges and understands that the Investor is entering into this Agreement at the request of the Company and in good faith reliance on (i) the Company's representation set forth in this Agreement that neither it nor its agents have disclosed to the Investor any material non-public information; and (ii) the Company's covenant set forth in this Agreement that if the Company comes into possession of any material non-public information, the Company shall make full and complete public disclosure of such information in accordance with all applicable securities laws.

     (c) Nothing herein shall require the Company to disclose material non-public information to the Investor or its advisors or representatives, and the Company represents that it does not disseminate material non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts; provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the Investor and its advisors and representatives and, if any, underwriters, of the existence of any event or circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting material non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities).

ARTICLE IX

MISCELLANEOUS

     SECTION 9.01.  NOTICES. All notices, demands, requests, consents, approvals or other communications required or permitted to be given hereunder or that are given with respect to this Agreement shall be in writing and shall be personally served or deposited in the mail, registered or certified, return receipt requested, postage prepaid or delivered by reputable air courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice:  Notice shall be deemed given on the date of service or transmission if personally served or transmitted by telegram, telex or facsimile. Notice otherwise sent as provided herein shall be deemed given on the third business day following the date mailed or on the next business day following delivery of such notice to a reputable air courier service.

     SECTION 9.02.  ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written, with respect to the subject matter hereof.

     SECTION 9.03.  AMENDMENT AND WAIVER. This Agreement may not be amended, modified, supplemented, restated or waived except by a writing executed by the party against which such amendment, modification or waiver is sought to been enforced. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

     SECTION 9.04.  ASSIGNMENT; NO THIRD PARTY BENEFICIARIES. This Agreement and the rights, duties and obligations hereunder may not be assigned or delegated by the Company or the Investor. Any purported assignment or delegation of rights, duties or obligations hereunder made without the prior written consent of the other party hereto shall be void and of no effect. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and their respective successors. This Agreement is not intended to confer any rights or benefits on any Persons other than as set forth above.

     SECTION 9.05.  SEVERABILITY. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

     SECTION 9.06. FURTHER ASSURANCES. Each party hereto, upon the request of any other party hereto, shall do all such further acts and execute, acknowledge and deliver all such further instruments and documents as may be necessary or desirable to carry out the transactions contemplated by this Agreement.

     SECTION 9.07.  TITLES AND HEADINGS. Titles, captions and headings of the sections of this Agreement are for convenience of reference only and shall not affect the construction of any provision of this Agreement.

     SECTION 9.08.  GOVERNING LAW; SUBMISSION TO JURISDICTION; ETC.  THIS AGREEMENT SHALL BE GOVERNED BY, INTERPRETED UNDER, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEVADA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED WITHIN THE STATE OF NEVADA WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS THEREOF. THE PARTIES HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF NEVADA. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO HEREBY WAIVE AND AGREE NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE ACTION, SUIT OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE ACTION, SUIT OR PROCEEDING IS IMPROPER OR THAT MATTERS RELATING TO THE AGREEMENT OR THE SUBJECT MATTER THEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURTS.

   SECTION 9.09.  COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, all of which taken together shall constitute one and the same instrument.

[signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

COMPANY

CYBERMESH INTERNATIONAL CORPORATION

/s/ John Samuel Porter
Name: John Samuel Porter
Title: President and Director

INVESTOR

DA HE LLC

/s/ Tessa Munz
Name: Tessa Munz
Title: Manager

EXHIBIT A

DRAW DOWN NOTICE

[Date]

CYBERMESH INTERNATIONAL CORPORATION
2715 Indian Farm Ln. NW
Albuquerque, NM 87107

     Reference is made to the Equity Line Financing Agreement between Cybermesh International Corp. (the "Company") and _______________ dated as of March __, 2011. The Investor confirms that all conditions to the delivery of this Draw Down Notice are satisfied as of the date hereof.

Date of Delivery of Draw Down Notice: ____________.

Amount: ___________________.

Shares: ______________.

INVESTOR

[NAME]

By:
Name:
Title: